Sales Revenue	12 Months Ended
Dec. 31, 2017
Sales Revenue
Sales Revenue

16. Sales revenue

The Biofrontera Group generated EUR 12.0 million of sales revenue in the 2017 financial year (previous year: EUR 6.1 million), corresponding to 97% year-on-year growth. Revenues from the sale of products in Germany increased by 8% to EUR 2.7 million (previous year EUR 2.5 million), while revenues generated in European countries outside Germany grew by 33% to EUR 1.6 million (previous year EUR 1.2 million). In the U.S., revenues from the sale of products registered significant growth of 425% to EUR 6.3 million (previous year: EUR 1.2 million). After receiving all individual state license required for business operations in the U.S., Biofrontera took over management their product sales at the start of the second half of 2017. Sales had previously been processed as part of a distribution agreement in form of a title model through a wholesaler. The development collaboration and partnership agreement with Maruho generated revenue of EUR 1.4 million in 2017 (previous year: EUR 1.2 million).

In 2016, the Biofrontera Group recognised sales of EUR 6.1 million in the 2016 financial year (2015: EUR 4.1 million), representing an increase of 48% compared with the previous year. This included down payments of EUR 40 thousand (2015: EUR 70 thousand). Revenues from selling products in Germany reduced by 17% to EUR 2.5 million (2015: EUR 3.0 million), while revenues generated in European countries outside Germany grew by 20% to EUR 1.3 million (2015: EUR 1.0 million). For the first time, revenues were also generated from the sale of products in the USA in an amount of EUR 1.2 million. Revenues in the USA were achieved using a title model with one wholesaler. Revenues of EUR 1.2 million were generated in 2016 from the development partnership with Maruho (2015: EUR 0).